UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only(as permitted by
    Rule 14c-5(D)(2))
[ ] Definitive Information Statement


                            DENIM APPAREL GROUP INC.
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee(Check the appropriate box)
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)       Title of each class of securities to which transaction applies:


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2)       Aggregate number of securities to which transaction applies:


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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4)       Proposed maximum aggregate value of transaction:


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[ ]      Fee paid previously with preliminary materials.


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[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            DENIM APPAREL GROUP INC.

                              INFORMATION STATEMENT

        Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                  Approximate Date of Mailing: January 31, 2006
________________________________________________________________________________

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.
                 WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                     General

This Information Statement is being circulated to the shareholders of Denim Apparel Group, Inc., a Nevada corporation ("KDMV" or the "Company"), to the holders of record of KDMV's outstanding common stock, par value $0.001 per share (its "Common Stock"), at the close of business on October 10, 2005 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

    Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

                                  REVERSE SPLIT

This Information Statement is being furnished to the Company's stockholders in connection with an action taken by the Board of Directors, and approved by a majority of the voting interests of shareholders eligible to vote on said action, authorizing the Board of Directors to effect a one-for-one thousand reverse split of its issued and outstanding shares of Common Stock, whereby one share of post-reverse split Common Stock shall be issued to a shareholder in exchange for every one thousand (1,000) Shares of Common Stock held immediately prior to the reverse split (the "Reverse Stock Split").

The Reverse Stock Split was approved by the Board of Directors on October 10, 2005, and was subsequently approved by a majority of the voting interests of the

Company's capital voting stock on the same day. The Reverse Stock Split became effective on October 10, 2005. The Reverse Stock Split provides one full share of post-reverse split Common Stock to each shareholder who would have otherwise been entitled to a fractional share of Common Stock as a result of the Reverse Stock Split. Consequently, any shareholder owning fewer than one thousand shares of the Company's Common Stock before the effectuation of the Reverse Stock Split has been issued one full share of Common Stock in lieu of any post-reverse split fractional share interest.

This Information Statement will be mailed to our shareholders within the time periods required by Rules 14c-2 and 14c-5, in connection with the approval of the Reverse Stock Split by a majority of the Company's shareholders entitled to take action. Section 78.320 of Nevada Revised Statutes allows any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting, without prior notice and without a vote, if a majority of the holders of outstanding capital voting stock entitled to vote consents to the action in writing.

At a special meeting on October 10, 2005, the Board of Directors of the Company authorized and approved the Reverse Stock Split, subject to shareholder approval. The Reverse Stock Split's objective was to decrease the number of issued and outstanding shares of the Company's Common Stock. On October 10, 2005, a shareholder who collectively held approximately 90% of the outstanding voting stock of the Company approved the Reverse Stock Split by written consent. Of the 303,776,261 votes eligible to be cast on that date, the shareholder in question owned 271,777,600 and voted them all in favor of the Reverse Stock Split.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the matters referred to in this Information Statement, and furnishes the same solely for the purpose of informing stockholders of these corporate actions, in the manner required under the Exchange Act.

A majority of the votes necessary to approve the Reverse Stock Split has been obtained pursuant to the execution of a Written Consent of Shareholders. The Reverse Stock Split became effective on October 24, 2005 (the "Effective Date"), which date was selected by the Board of Directors.

                  Purpose and Effect of the Reverse Stock Split

Effectuation of the Reverse Stock Split reduced the number of shares of issued and outstanding Common Stock from 31,998,661 to 31,999. The number of authorized shares of Common Stock remains the same at 100,000,000, and the number of issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock remains the same at 1,233,888 and 1,000,000, respectively.

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The Common Stock is listed for trading on the NASD Over the Counter Bulletin
Board ("OTCBB" or the "Pink Sheets") under the symbol "KDMV." On the Record Date, the reported closing price of the Common Stock on the Pink Sheets was $0.002 per share. Management believes that the Reverse Stock Split is sufficient to attain its goal of decreasing the number of issued and outstanding shares of the Company's Common Stock. This reduction was sought in order to grant the Company increased flexibility in being able to issue additional shares of authorized Common Stock to parties from time to time in the future, consistent with the Company's evolving business plan.

The following table reflects the effect that the Reverse Stock Split has had upon the number of issued and outstanding shares of Common Stock (31,998,661 shares as of the Record Date). The Reverse Stock Split will have no effect upon the number of authorized shares of Common Stock, and the Common Stock continues to maintain its $0.001 par value following the Reverse Stock Split. The following example is intended for illustrative purposes:

Reverse Stock     Common Stock         Authorized              Common Stock
    Split         Outstanding         Common Stock             Outstanding
                    10/10/05       After Reverse Split     After Reverse Split
-------------       --------       -------------------     -------------------

1 for 1,000        31,998,661         100,000,000          31,999 (approximate)

At the Effective Date, each share of issued and outstanding Common Stock immediately prior thereto (the "Old Common Stock"), was reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). The Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

           Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

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The reverse Stock Split will qualify as a recapitalization described in Section
368(a)(1)(E) of the Code. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

                  AUTHORIZATION TO DECREASE OR INCREASE SHARES

In addition to the approval of the Reverse Stock Split, the Board of Directors approved a resolution to request the Company's shareholders to approve a motion to allow an amendment to the Company's Articles of Incorporation, granting the Board of Directors the requisite authority (upon a majority vote of the Board) to effect a forward or reverse split of the outstanding shares of capital stock of the Company at any time in the future without requiring the approval of a majority of the voting interests of the Company's shareholders, nor requiring a notification to the shareholders of such action other than by press release or through a filing with the Securities and Exchange Commission. On October 10, 2005, the holder of a majority of the Company's voting rights provided written consent to this proposed authorization. The purpose of the Authorization to Amend the Articles of Incorporation's is to permit the Company's Board of Directors to affect a forward or reverse split of the Company's outstanding capital stock expeditiously, without the added expenses or delays attendant to effectuating such a forward or reverse split with the requirement of the formal approval of its shareholders.


                      OUTSTANDING SHARES AND VOTING RIGHTS

Shareholders are entitled to receive notice of this corporate action if they were shareholders of record of the Company at the close of business on October 10, 2005. On that date, the Company had 31,998,661 shares of its Common Stock issued and outstanding. Each such share is entitled to one vote on any matter which may properly come before the shareholders, and the shares of Common Stock do not have any cumulative voting rights. Pursuant to applicable Nevada corporate law, there are no dissenter's or appraisal rights relating to the matters outlined in this Information Statement.

All matters to be voted on required an affirmative written vote of a majority of the voting interests of the Company's capital stock. The Company has received written consent to the Reverse Stock Split and the Authorization to Increase Shares from management and other shareholders who hold, directly or indirectly, a majority of the outstanding voting rights as of the Record Date.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company's capital voting stock as of October 10, 2005 by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director and executive officer of the Company; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. There were 31,998,661 shares of Common Stock issued and outstanding on October 10, 2005.


                          Number of Shares                         Percentage of
Name and Address         Beneficially Owned                           Class(1)
---------------------    ------------------                           -------

Debbie Leibovitz(2)      1,233,888  Series A Preferred Stock(3)        100%
                         1,000,000  Series B Preferred Stock(4)        100%

All Officers and
 Directors as a Group            0


(1) Figures based on as estimated 303,776,261 eligible votes as of October 10, 2005.

(2) Address is: 820 North Orleans Street, Suite 208, Chicago, Illinois  60610.

(3)  Series A preferred stock is entitled to 200 votes per share.

(4)  Series B preferred stock is entitled to 25 votes per share.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document filed at the Public Reference Room of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company's SEC filings are also available to the public from the SEC's website at http://www.sec.gov/. Included in the information available is audited financial statements of the Company in comparative form as of January 31, 2005 and 2004 which are contained in the Company's Form 10-KSB for the fiscal year ended January 31, 2005 (the "2005 Form 10-KSB") to the SEC. Neither the 2005 Form 10-KSB nor the financial statements contained in it are to be considered part of any solicitation. At the end of this Information Statement is information on how to obtain a copy of the 2005 Form 10-KSB if desired. It is also available on the SEC's website.

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                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Company at 820 North Orleans Street, Suite 208, Chicago, Illinois 60610. Any communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors or the appropriate Committee thereof.

                           NO SOLICITATION OF PROXIES

This Information Statement is furnished to stockholders pursuant to the requirements of Section 14(c) under the Exchange Act in order to report action taken by written consent of a majority of the Company's voting stockholders. No action is required upon the part of any other stockholder, and no proxy is being solicited. The cost of this Information Statement will be borne solely by the Company.

COPIES OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2005 ON FORM 10-KSB ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DENIM APPAREL GROUP INC., 820 NORTH ORLEANS STREET, SUITE 208, CHICAGO, ILLINOIS 60610 ATTN: INVESTOR RELATIONS.



Dated January 27, 2006.                 By order of the Board of Directors,



                                        By:   /s/ Eric Joffe
                                           -------------------------------------
                                           Eric Joffe, President